UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2006

LYNCH CORPORATION
(Exact Name of Registrant as specified in Charter)

Indiana	1-106	38-1799862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Greenwich Avenue, 4th Floor, Greenwich, CT		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 622-1150

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 13, 2006, Lynch Corporation (the “Company”) announced that it reached a settlement with the United Steelworkers of America Local 1069, formerly known as PACE Local 1-1069, regarding the severance pay litigation that arose out of the July 2001 closure of the Spinnaker-Maine manufacturing plant in Westbrook, Maine. The settlement includes payment of a total of $800,000 to resolve the claims of 67 workers who lost their jobs in 2001. The parties have also agreed to withdraw their respective appeals now pending in the Maine Supreme Court. For more information, please refer to the press release attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Number	Exhibit
99.1	Press release of Lynch Corporation dated January 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LYNCH CORPORATION

By:	/s/ Eugene Hynes
Eugene Hynes
Vice President

January 17, 2006